UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. __)

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☐	Soliciting Material Pursuant to §240. 14a-12

INTERCLOUD SYSTEMS, INC.

(Name of Registrant as Specified In Its Charter)

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INTERCLOUD SYSTEMS, INC.

1030 Broad Street, Suite 102
Shrewsbury, New Jersey 07702

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held at 10:00 a.m., Eastern Daylight Time, on Monday, August 29, 2016

TO THE HOLDERS OF COMMON STOCK
OF INTERCLOUD SYSTEMS, INC.:

The Annual Meeting of Stockholders of InterCloud Systems, Inc., a Delaware corporation, will be held on Monday, August 29, 2016, at 10:00 a.m., Eastern Daylight Time, at Spring Lake Golf Club, 901 Warren Avenue, Spring Lake, New Jersey 07762, for the following purposes as more fully described in the accompanying Proxy Statement:

1.	To elect as Class III directors the nominees named in this proxy statement to serve until the 2019 annual meeting of stockholders or until their successors are duly elected and qualified;

2.	To authorize our board of directors to effect, at any time prior to the one-year anniversary of the Annual Meeting, a reverse stock split of the outstanding shares of our common stock at an exchange ratio of up to one-for-four shares;

3.	To ratify the appointment of WithumSmith + Brown, PC as our independent registered public accounting firm for the year ending December 31, 2016; and

4.	To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

Our board of directors has fixed the close of business on July 15, 2016 as the record date for the meeting. Only stockholders of record of our common stock on July 15, 2016 are entitled to notice of and to vote at the meeting. Further information regarding voting rights and the matters to be voted upon is presented in our proxy statement.

We have enclosed our proxy statement, our Annual Report on Form 10-K for the year ended December 31, 2015, a form of proxy and a postage-paid reply envelope. Please read the accompanying proxy statement and other documents delivered to you carefully for information about the matters you are being asked to consider and vote upon.

YOUR VOTE IS IMPORTANT. Whether or not you plan to attend the Annual Meeting of Stockholders in person, our board of directors urges you to promptly vote your proxy as soon as possible by mail using the enclosed postage-paid reply envelope or by telephone or the Internet in the manner set forth in the enclosed proxy statement. If you decide to attend the meeting and vote in person, you will, of course, have that opportunity.

We appreciate your continued support of our company and look forward to either greeting you personally at the meeting or receiving your proxy.

By order of the Board of Directors,

Mark Munro
Chairman of the Board and Chief Executive Officer

Shrewsbury, New Jersey
July 21, 2016

INTERCLOUD SYSTEMS, INC.
1030 Broad Street, Suite 102
Shrewsbury, New Jersey 07702

PROXY STATEMENT
FOR 2015 ANNUAL MEETING OF STOCKHOLDERS
to be held on Monday, August 29, 2016 at 10:00 a.m., Eastern Daylight Time

This proxy statement and the enclosed form of proxy are furnished in connection with the solicitation of proxies by our board of directors for use at the annual meeting of stockholders (the “Annual Meeting”) to be held on Monday, August 29, 2016 and any postponements, adjournments or continuations thereof. The Annual Meeting will be held at Spring Lake Golf Club located at 901 Warren Avenue, Spring Lake, New Jersey 07762, on August 29, 2016 at 10:00 a.m., Eastern Daylight Time. The notice of meeting, this proxy statement and the form of proxy enclosed are first being sent to stockholders on or about July 21, 2016.

The information provided in the “question and answer” format below is for your convenience only and is merely a summary of the information contained in this proxy statement. You should read this entire proxy statement carefully.

Why am I receiving these materials?

Our board of directors is providing these proxy materials to you in connection with the 2016 Annual Meeting of Stockholders of our company, to be held on Monday, August 29, 2016. As a stockholder of record of our common stock on July 15, 2016, you are invited to attend the Annual Meeting and are entitled to and requested to vote on the proposals described in this proxy statement.

What matters am I voting on?

You will be voting on:

●	the election as Class III directors of the nominees named in this proxy statement to hold office until the 2019 annual meeting of stockholders or until their successors are duly elected and qualified;

●	a proposal to authorize our board of directors to effect, at any time prior to the one-year anniversary of the Annual Meeting, a reverse stock split of the outstanding shares of our common stock at an exchange ratio of up to one-for-four shares;

●	a proposal to ratify the appointment of WithumSmith + Brown, PC as our independent registered public accounting firm for the year ending December 31, 2016; and

•	any other business that may properly come before the meeting.

How does the board of directors recommend I vote on these proposals?

The board of directors recommends a vote:

●	FOR the nominees named in this proxy statement for election as Class III directors;

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●	FOR the authorization of our board of directors to effect a reverse stock split of our common stock as described herein; and

●	FOR the ratification of the appointment of WithumSmith + Brown, PC as our independent registered public accounting firm for the year ending December 31, 2016.

Who is entitled to vote?

Holders of our common stock as of the close of business on July 15, 2016, the record date, may vote at the Annual Meeting. As of the record date, we had 33,548,411 shares of common stock outstanding. In deciding all matters at the Annual Meeting, each stockholder will be entitled to one vote for each share of common stock held on the record date. We do not have cumulative voting rights for the election of directors.

Registered Stockholders. If your shares are registered directly in your name with our transfer agent, you are considered the stockholder of record with respect to those shares, and the Notice was provided to you directly by us. As the stockholder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card or to vote in person at the Annual Meeting.

Street Name Stockholders. If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in street name, and the notice of meeting and this proxy statement was forwarded to you by your broker or nominee, who is considered the stockholder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker or nominee how to vote your shares. Beneficial owners are also invited to attend the Annual Meeting. However, since a beneficial owner is not the stockholder of record, you may not vote your shares in person at the Annual Meeting unless you follow your broker’s procedures for obtaining a legal proxy.

How do I vote?

There are four ways to vote:

●	by Internet at http://www.proxyvote.com, 24 hours a day, seven days a week, until 11:59 p.m., Eastern Daylight Time, on August 28, 2016 (have your proxy card in hand when you visit the website);

●	by toll-free telephone at 1-800-690-6903 (have your proxy card in hand when you call), until 11:59 p.m., Eastern Daylight Time, on August 28, 2016;

●	by completing and mailing the enclosed proxy card; or

●	by written ballot at the Annual Meeting.

Can I change my vote?

Yes. You can change your vote or revoke your proxy any time before the Annual Meeting by:

●	entering a new vote by Internet or by telephone;

●	returning a later-dated proxy card;

●	notifying our Corporate Secretary, in writing, at the address listed on the front page of this proxy statement; or

●	completing a written ballot at the Annual Meeting.

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What is the effect of giving a proxy?

Proxies are solicited by and on behalf of our board of directors. The persons named in the proxy have been designated as proxies by our board of directors. When proxies are properly dated, executed and returned, the shares represented by such proxies will be voted at the Annual Meeting in accordance with the instruction of the stockholder. If no specific instructions are given, however, the shares will be voted in accordance with the recommendations of our board of directors as described above. If any matters not described in the Proxy Statement are properly presented at the Annual Meeting, the proxy holders will use their own judgment to determine how to vote your shares. If the Annual Meeting is adjourned, the proxy holders can vote your shares on the new meeting date as well, unless you have properly revoked your proxy instructions, as described above.

What is a quorum?

A quorum is the minimum number of shares required to be present at the Annual Meeting for the meeting to be properly held under our bylaws and Delaware law. The presence, in person or by proxy, of a majority of all issued and outstanding shares of common stock entitled to vote at the meeting will constitute a quorum at the meeting. A proxy submitted by a stockholder may indicate that all or a portion of the shares represented by the proxy are not being voted (“stockholder withholding”) with respect to a particular matter. Similarly, a broker may not be permitted to vote stock (“broker non-vote”) held in street name on a particular matter in the absence of instructions from the beneficial owner of the stock. See “How may my brokerage firm or other intermediary vote my shares if I fail to provide timely directions?” The shares subject to a proxy that are not being voted on a particular matter because of either stockholder withholding or broker non-vote will count for purposes of determining the presence of a quorum. Abstentions are also counted in the determination of a quorum.

How many votes are needed for approval of each matter?

●	Proposal No. 1: The election of directors requires a plurality vote of the shares of common stock voted at the meeting. “Plurality” means that the individuals who receive the largest number of votes cast “for” are elected as directors. As a result, any shares not voted “for” a particular nominee (whether as a result of a stockholder abstention or a broker non-vote) will not be counted in such nominee’s favor and will have no effect on the outcome of the election.

●	Proposal No. 2: The authorization of our board of directors to effect the proposed reverse stock split of our common stock must receive the affirmative vote of the holders of a majority of the issued and outstanding shares of our common stock to be approved. Abstentions and broker non-votes will be considered votes cast and thus, will have the same effect as a vote “against” the proposal.

●	Proposal No. 3: The ratification of the appointment of WithumSmith + Brown, PC must receive the affirmative vote of a majority of the shares present in person or by proxy at the meeting and entitled to vote thereon to be approved. Abstentions are considered votes cast and thus, will have the same effect as a vote “against” the proposal. Broker non-votes will have no effect on the outcome of this proposal.

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How are proxies solicited for the Annual Meeting?

The board of directors is soliciting proxies for use at the Annual Meeting. All expenses associated with this solicitation will be borne by us. We will reimburse brokers or other nominees for reasonable expenses that they incur in sending these proxy materials to you if a broker or other nominee holds your shares.

How may my brokerage firm or other intermediary vote my shares if I fail to provide timely directions?

Brokerage firms and other intermediaries holding shares of common stock in street name for customers are generally required to vote such shares in the manner directed by their customers. In the absence of timely directions, your broker will have discretion to vote your shares on our sole “routine” matter - the proposal to ratify the appointment of WithumSmith + Brown, PC. Absent direction from you, your broker will not have discretion to vote on the election of directors or on our proposals to authorize our board of directors to effect a reverse stock split of our common stock.

Is my vote confidential?

Proxy instructions, ballots and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within our company or to third parties, except as necessary to meet applicable legal requirements, to allow for the tabulation of votes and certification of the vote, or to facilitate a successful proxy solicitation.

Who are the proxies?

Our board of directors has appointed Mark Munro and Timothy A. Larkin to serve as proxies at the Annual Meeting. When you fill out your proxy card and return it, or if you vote electronically, you will be giving the proxies your instruction on how to vote your shares at the Annual Meeting.

Who will count the votes?

We have retained Broadridge Financial Solutions, Inc. to receive and tabulate the proxy cards, ballots and voting instruction forms.

Where can I find the voting results of the Annual Meeting?

We will announce preliminary voting results at the Annual Meeting. We will also disclose voting results in a Current Report on Form 8-K that we will file with the Securities and Exchange Commission (the “SEC”) within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Current Report on Form 8-K, we will file a Current Report on Form 8-K to publish preliminary results and will provide the final results in an amendment to the Form 8-K as soon as they become available.

I share an address with another stockholder, and we received only one paper copy of the proxy materials. How may I obtain an additional copy of the proxy materials?

We have adopted a procedure called “house holding,” which the SEC has approved. Under this procedure, we deliver a single copy of the notice of meeting and the proxy materials to multiple stockholders who share the same address unless we received contrary instructions from one or more of the stockholders. This procedure reduces our printing costs, mailing costs, and fees. Stockholders who participate in house holding will continue to be able to access and receive separate proxy cards. Upon written or oral request, we will deliver promptly a separate copy of the notice of meeting and the proxy materials to any stockholder at a shared address to which we delivered a single copy of any of these documents. To receive a separate copy, or, if you are receiving multiple copies, to request that we only send a single copy, of the notice of meeting and the proxy materials, stockholders may contact us as follows:

InterCloud Systems, Inc.
Attention: Investor Relations
1030 Broad Street, Suite 102
Shrewsbury, New Jersey 07702

Stockholders who hold shares in street name may contact their brokerage firm, bank, broker-dealer or other similar organization to request information about householding.

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What is the deadline to propose actions for consideration at next year’s annual meeting of stockholders or to nominate individuals to serve as directors?

Stockholder Proposals

Stockholders may present proper proposals for inclusion in our proxy statement and for consideration at the next annual meeting of stockholders by submitting their proposals in writing to our Corporate Secretary in a timely manner. Stockholder proposals must comply with the requirements of Rule 14a-8 under the Securities Exchange Act of 1934, as amended, regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Proposals should be addressed to:

InterCloud Systems, Inc.
Attention: Corporate Secretary
1030 Broad Street, Suite 102
Shrewsbury, New Jersey 07702

Our bylaws establish an advance notice procedure for stockholders who wish to present a proposal before an annual meeting of stockholders. Our bylaws provide that the only business that may be conducted at an annual meeting is business that is (i) specified in our proxy materials with respect to such meeting, (ii) otherwise properly brought before the meeting by or at the direction of our board of directors, or (iii) properly brought before the meeting by a stockholder of record both at the time of giving notice of the proposal and at the time of the meeting who has delivered timely written notice to our Corporate Secretary, which notice must contain the information specified in our bylaws. To be timely for our 2017 annual meeting of stockholders, our Corporate Secretary must receive the written notice at our principal executive offices:

●	not earlier than May 1, 2017; and

●	not later than the close of business on May 31, 2017.

In the event that we hold our 2017 annual meeting of stockholders more than 30 days before or more than 60 days after the one-year anniversary date of the 2016 annual meeting, then notice of a stockholder proposal must be received no earlier than the close of business on the 120th day before such annual meeting and no later than the close of business on the later of the following two dates:

●	the 90th day prior to such annual meeting; or

●	the 10th day following the day on which public announcement of the date of such meeting is first made.

If, after complying with the provisions above, a stockholder, or such stockholder’s qualified representative, does not appear at the annual meeting to present the stockholder’s proposal, we are not required to present the proposal for a vote at such meeting.

Nomination of Director Candidates

You may propose director candidates for consideration by our nominating and corporate governance committee. Any such recommendations should include the nominee’s name and qualifications for membership on our board of directors and should be directed to our Corporate Secretary at the address set forth above. For additional information regarding stockholder recommendations for director candidates, see “Board of Directors and Corporate Governance - Stockholder Recommendations for Nominations to the Board of Directors.”

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In addition, our bylaws permit stockholders to nominate directors for election at an annual meeting of stockholders. To nominate a director, the stockholder must provide the information required by our bylaws. In addition, the stockholder must give timely notice to our Corporate Secretary in accordance with our bylaws, which, in general, require that the notice be received by our Corporate Secretary within the time period described above under “Stockholder Proposals” for stockholder proposals.

Availability of Bylaws

A copy of our bylaws may be obtained by accessing our filings on the SEC’s website at www.sec.gov. You may also contact our Corporate Secretary at our principal executive offices for a copy of the relevant bylaw provisions regarding the requirements for making stockholder proposals and nominating director candidates.

Whom should I call if I have questions regarding the Annual Meeting?

If you have questions regarding the Annual Meeting, please contact our Chief Accounting Officer, Daniel Sullivan, at (732) 898-6304.

Attending the Annual Meeting

Our Annual Meeting will be held on Monday, August 29, 2016, at 10:00 a.m., Eastern Daylight Time, at Spring Lake Golf Club, 901 Warren Avenue, Spring Lake, New Jersey 07762.

All stockholders should be prepared to present photo identification for admission to the Annual Meeting. Admission will be on a first-come, first-served basis. If you are a beneficial stockholder and hold your shares in “street name,” you will be asked to present proof of ownership of your shares as of the record date. Examples of acceptable evidence of ownership include your most recent brokerage statement showing ownership of shares prior to the record date or a photocopy of your voting instruction form. Persons acting as proxies must bring a valid proxy from a stockholder of record as of the record date. Your late arrival or failure to comply with these procedures could affect your ability to participate in the Annual Meeting.

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PROPOSAL NO. 1
ELECTION OF DIRECTORS

Our business affairs are managed under the direction of our board of directors, which is currently composed of four members. Three of our directors are “independent” under the NASDAQ Stock Market listing standards. Our board of directors is divided into three staggered classes of directors. At each annual meeting of stockholders, a class of directors will be elected for a three-year term to succeed the same class whose term is then expiring.

Each director’s term continues until his or her successor is duly elected and qualified or until his or her death, resignation or removal. Any increase or decrease in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of the directors. This classification of our board of directors may have the effect of delaying or preventing changes in control of our company.

The following table sets forth the name and certain other information as of May 31, 2016 for the nominee for election as a director and for each of the continuing members of the board of directors.

	Class	Age	Position	Director Since	Current Term Expires	Expiration of Term For Which Nominated
Nominees
Mark Munro	III	54	Chairman of the Board and Chief Executive Officer	2011	2016	2019
Charles K. Miller(1)(2)(3)	III	55	Director	2012	2016	2019

Continuing Directors
Mark F. Durfee(1)(2)(3)	I	59	Director	2012	2017	—
Neal L. Oristano(1)(2)(3)	II	60	Director	2012	2018	—
Roger M. Ponder	II	63	Director	2015	2018	—

____________

(1)	Member of the audit committee

(2)	Member of the compensation committee

(3)	Member of the governance and nominating committee

Nominees for Director

In accordance with the implementation of our classified board of directors, the term of our Class III directors (Mark Munro and Charles K. Miller) expire at the Annual Meeting, with Class I and Class II directors continuing in office for terms expiring in 2017 and 2018, respectively. Our board of directors has nominated Mark Munro and Charles K. Miller for re-election as Class III directors at the forthcoming Annual Meeting, to hold office until our annual meeting of stockholders held in the third year following such election (that is, our annual meeting of stockholders to be held in 2019) and until their successors are duly elected and qualified.

Mark Munro has served as our Chief Executive Officer and as the Chairman of our Board since December 2011. Mr. Munro is also the Founder and has been President of Munro Capital Inc., a private equity investment firm, since 2005. Mr. Munro has been the Chief Executive Officer and owner of 1112 Third Ave Corp., a real estate holding company, since October 2000. He has also been an investor in private companies for the last eight years. Prior to forming Munro Capital, Mr. Munro founded, built and sold Eastern Telcom Inc., a telecommunication company, from 1990 to 1996. Mr. Munro has been directly involved in over $150 million of private and public transactions as both an investor and entrepreneur. Mr. Munro received his B.A. in economics from Connecticut College. Mr. Munro brings extensive business experience, including years as a successful entrepreneur and investor, to our board of directors and executive management team.

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Charles K. Miller has been a member of our board of directors since November 2012. He has been the Chief Financial Officer of Tekmark Global Solutions, LLC, a provider of information technology, communications and consulting services, since September 1997. Mr. Miller received his B.S. in accounting and his M.B.A. from Rider University and is a Certified Public Accountant in New Jersey. Mr. Miller brings over 30 years of financial experience to our board of directors.

Proxy Voting for Directors

Shares represented by proxies that are returned properly signed will be voted for our board’s nominees unless the stockholder indicates on the proxy that authority to vote the shares is withheld for one or more of the nominees listed. Should a nominee become unable to serve as a director (which is not anticipated at this time), the proxy will be voted for the election of a substitute nominee who shall be designated by our board of directors. Proxies cannot be voted for a greater number of persons than the number of nominees named.

Vote Required

Our Class III directors will be elected by a plurality of the votes of the shares present, in person or by proxy, at the Annual Meeting, entitled to vote at the Annual Meeting and voting on the election of directors. Cumulative voting is not permitted in connection with the election of our directors.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”
THE NOMINEES NAMED ABOVE.

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Continuing Directors

Director Continuing in Office Until the 2017 Annual Meeting of Stockholders

Mark F. Durfee has been a member of our board of directors since December 2012. Mr. Durfee has been a principal at Auerbach Acquisition Associates II, Inc., a private equity fund, since August 2007. Mr. Durfee also worked for Kinderhook Capital Management, LLC, an investment manager, as a partner from January 1999 to December 2004, at which he was responsible for investing in over 40 middle market companies. He has been a director of Home Sweet Home Holdings, Inc., a wholesaler of home furnishings, since January 2012. Mr. Durfee received his B.S. in finance from the University of Wyoming. Mr. Durfee brings over 25 years of experience as a private equity investor to our board of directors.

Director Continuing in Office Until the 2018 Annual Meeting of Stockholders

Neal L. Oristano has been a member of our board of directors since December 2012. Mr. Oristano has been the Vice President - Service Provider Sales Segment at Cisco Systems Inc., an internet protocol-based networking and products company, since August 2011. From July 2004 to July 2011, he was the Senior Vice President - Service Provider Sales at Juniper Networks, Inc., a networking software and systems company. Mr. Oristano received his B.S. in marketing from St. Johns University. Mr. Oristano brings 35 years of technology experience, including enterprise and service provider leadership, to our board of directors.

Roger M. Ponder has been a member of our board of directors since November 2015.  Mr. Ponder served as our Chief Operating Officer from November 2012 to March 2015. Mr. Ponder has been the President and Chief Executive Officer of Summit Broadband LLC, a provider of consulting services to private equity and institutional banking entities in the telecommunications, cable and media/internet sectors, since August 2009. From January 2005 to August 2009, he was the President - Midwest/Kansas City Division of Time Warner Cable. Mr. Ponder was a member of the United Way Board of Trustees - Kansas City from January 2006 to January 2011. Mr. Ponder received his B.S. from Rollins College in Business Administration and Economics. Mr. Ponder brings extensive business development, strategic planning and operational experience to our board of directors.

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Director Independence

Our board of directors has undertaken a review of its composition, the composition of its committees and the independence of current directors and considered whether any such director has a material relationship with us that could compromise his ability to exercise independent judgment in carrying out his responsibilities. Based upon information requested from and provided by each current director concerning his background, employment and affiliations, including family relationships, the board of directors has determined that none of Messrs. Durfee, Oristano or Miller representing three of our four current directors, has a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors is an “independent director” as defined under the rules of The NASDAQ Capital Market. Our board of directors also determined that each of such directors, who comprise the members of our audit committee, our compensation committee and our governance and nominating committee, satisfy the independence standards for those committees established by applicable SEC rules and the rules of The NASDAQ Capital Market.

Board Meetings and Committees

During the year ended December 31, 2015, our board of directors held two meetings (including regularly scheduled and special meetings), and no director attended fewer than 75% of the total number of meetings of the board of directors and the committees of which he was a member. In addition, during the year ended December 31, 2015, our board of directors acted by unanimous written consent on 18 occasions.

Although we do not have a formal policy regarding attendance by members of our board of directors at annual meetings of stockholders, we encourage, but do not require, directors to attend.

Our board of directors has an audit committee, a compensation committee and a governance and nominating committee, each of which has the composition and responsibilities described below. Members serve on these committees until their resignation or until otherwise determined by our board of directors.

Audit Committee. Our audit committee is comprised of Mark F. Durfee, Charles K. Miller and Neal L. Oristano. Mr. Miller is the chairperson of the committee. Our board of directors has determined that each member of the audit committee is “independent” for audit committee purposes as that term is defined in the applicable rules of the SEC and the NASDAQ Stock Market. Our board of directors has designated Charles K. Miller as an “audit committee financial expert,” as defined under the applicable rules of the SEC. The audit committee’s responsibilities include:

●	appointing, approving the compensation of, and assessing the independence of our independent registered public accounting firm;

●	pre-approving auditing and permissible non-audit services, and the terms of such services, to be provided by our independent registered public accounting firm;

●	reviewing annually a report by the independent registered public accounting firm regarding the independent registered public accounting firm’s internal quality control procedures and various issues relating thereto;

●	reviewing and discussing with management and the independent registered public accounting firm our annual and quarterly financial statements and related disclosures;

●	coordinating the oversight and reviewing the adequacy of our internal control over financial reporting with both management and the independent registered public accounting firm;

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●	establishing policies and procedures for the receipt and retention of accounting related complaints and concerns, including a confidential, anonymous mechanism for the submission of concerns by employees;

●	periodically reviewing legal compliance matters, including any securities trading policies, periodically reviewing significant accounting and other financial risks or exposures to our company, reviewing and, if appropriate, approving all transactions between our company or its subsidiaries and any related party (as described in Item 404 of Regulation S-K);

●	establishing policies for the hiring of employees and former employees of the independent registered public accounting firm; and

●	reviewing the audit committee report required by SEC rules to be included in our annual proxy statement.

The audit committee also has the power to investigate any matter brought to its attention within the scope of its duties. It also has the authority to retain counsel and advisors to fulfill its responsibilities and duties.

The audit committee had four meetings in 2015. The audit committee operates under a written charter that was adopted by our board of directors and satisfies the applicable rules of the SEC and the listing standards of the NASDAQ Stock Market. A copy of the Audit Committee Charter is available on our website at http://www.ntercloudsys. com/governance-documents.

Compensation Committee. Our compensation committee is comprised of Mark F. Durfee, Charles K. Miller and Neal L. Oristano. Mr. Oristano is the chairperson of the committee. Our board of directors has determined that each member of the compensation committee is an independent director for compensation committee purposes as that term is defined in the applicable rules of NASDAQ, is a “non-employee director” within the meaning of Rule 16b-3(d)(3) promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and is an “outside director” within the meaning of Section 162(m) of the Internal Revenue Code, as amended. The compensation committee’s responsibilities include, among other things:

●	annually reviewing and approving corporate goals and objectives relevant to the compensation of our chief executive officer;

●	annually evaluating the performance of our chief executive officer in light of such corporate goals and objectives and approving the compensation of our chief executive officer;

●	annually reviewing and approving the compensation of our other executive officers;

●	annually reviewing our compensation, welfare, benefit and pension plans, and similar plans;

●	reviewing and making recommendations to the board of directors with respect to director compensation; and

●	reviewing for inclusion in our proxy statement the report of the compensation committee required by the SEC.

The compensation committee also has the power to investigate any matter brought to its attention within the scope of its duties. It also has the authority to retain counsel and advisors to fulfill its responsibilities and duties.

Our compensation committee had one meeting in 2015. The compensation committee operates under a written charter that was adopted by our board of directors and satisfies the applicable rules of the SEC and the listing standards of the NASDAQ Stock Market. A copy of the Compensation Committee Charter is available on our website at http://www.intercloudsys.com/governance-documents. Pursuant to its charter, the compensation committee may form subcommittees and delegate to such subcommittees any power and authority the compensation committee deems appropriate, excluding any power or authority required by law, regulation or listing standard to be exercised by the compensation committee as a whole.

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Governance and Nominating Committee. Our governance and nominating committee, or nominating committee, is comprised of Mark F. Durfee, Charles K. Miller and Neal L. Oristano. Mr. Durfee is the chairperson of the committee. Our board of directors has determined that each of the committee members is an independent director for nominating committee purposes as that term is defined in the applicable rules of the NASDAQ Stock Market. The nominating committee’s responsibilities include, among other things:

●	developing and recommending to the board of directors criteria for board of directors and committee membership;

●	identifying individuals qualified to become board of directors members;

●	recommending to the board of directors the persons to be nominated for election as directors and to each of the board of directors’ committees;

●	annually reviewing our corporate governance guidelines; and

●	monitoring and evaluating the performance of the board of directors and leading the board in an annual self-assessment of its practices and effectiveness.

The governance and nominating committee also has the power to investigate any matter brought to its attention within the scope of its duties. It also has the authority to retain counsel and advisors to fulfill its responsibilities and duties.

During 2015, our governance and nominating committee did not meet. The governance and nominating committee operates under a written charter that was adopted by our board of directors and satisfies the applicable rules of the SEC and the listing standards of the NASDAQ Stock Market. A copy of the Governance and Nominating Committee Charter is available on our website at http://www.intercloudsys.com/governance-documents.

Considerations in Evaluating Director Nominees

The governance and nominating committee uses a variety of methods for identifying and evaluating director nominees. In its evaluation of director candidates, the governance and nominating committee will consider the current size and composition of the board of directors and the needs of the board of directors and the respective committees of the board of directors. Some of the qualifications that the governance and nominating committee considers include, without limitation, issues of character, integrity, judgment, diversity, age, independence, skills, education, expertise, business acumen, business experience, length of service, understanding of our business, other commitments and the like. Other than the foregoing, there are no stated minimum criteria for director nominees.

Although the board of directors does not maintain a specific policy with respect to board diversity, the board of directors believes that the board should be a diverse body, and the governance and nominating committee considers a broad range of backgrounds and experiences. In making determinations regarding nominations of directors, the governance and nominating committee may take into account the benefits of diverse viewpoints. The governance and nominating committee also considers these and other factors as it oversees the annual board of director and committee evaluations.

Stockholder Recommendations for Nominations to the Board of Directors

The governance and nominating committee will consider candidates for directors recommended by stockholders so long as such recommendations comply with the certificate of incorporation and bylaws of our company and applicable laws, rules and regulations, including those promulgated by the SEC. The committee will evaluate such recommendations in accordance with its charter, our bylaws and the regular nominee criteria described above. This process is designed to ensure that the board of directors includes members with diverse backgrounds, skills and experience, including appropriate financial and other expertise relevant to our business. Eligible stockholders wishing to recommend a candidate for nomination should contact our Corporate Secretary in writing. Such recommendations must include information about the candidate, a statement of support by the recommending stockholder, evidence of the recommending stockholder’s ownership of our stock and a signed letter from the candidate confirming willingness to serve on our board of directors. The committee has discretion to decide which individuals to recommend for nomination as directors.

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A stockholder of record can nominate a candidate directly for election to the board of directors by complying with the procedures in Section 3.8 of our bylaws. Any eligible stockholder who wishes to submit a nomination should review the requirements in our bylaws on nominations by stockholders. Any nomination should be sent in writing to InterCloud Systems, Inc., Attention: Corporate Secretary, 1030 Broad Street, Suite 102, Shrewsbury, New Jersey 07702. Notice must be received by us no earlier than May 1, 2017, and no later than May 31, 2017. The notice must state the information required by Section 3.8 of our bylaws and otherwise must comply with applicable federal and state law.

Stockholder Communications with the Board of Directors

Stockholders wishing to communicate with a non-management member of the board of directors may do so by writing to such director, and mailing the correspondence to: InterCloud Systems, Inc., Attention: Corporate Secretary, 1030 Broad Street, Suite 102, Shrewsbury, New Jersey 07702. All such stockholder communications will be forwarded to the appropriate committee of our board of directors or non-management director.

Code of Ethics

We have adopted a Code of Business Conduct and Ethics that applies to all of our employees, officers and directors. We will provide a copy of our Code of Business Conduct and Ethics, without charge, to any person desiring a copy, by written request to our company at 1030 Broad Street, Suite 102, Shrewsbury, New Jersey 07702, Attention: Corporate Secretary.

Risk Management

Our board of directors has an active role, as a whole and also at the committee level, in overseeing the management of our risks. Our board of directors is responsible for general oversight of risks and regular review of information regarding our risks, including credit risks, liquidity risks and operational risks. The compensation committee is responsible for overseeing the management of risks relating to our executive compensation plans and arrangements. The audit committee is responsible for overseeing the management of risks relating to accounting matters and financial reporting. The governance and nominating committee is responsible for overseeing the management of risks associated with the independence of the board of directors and potential conflicts of interest. While each committee is responsible for evaluating certain risks and overseeing the management of such risks, the entire board of directors is regularly informed through discussions from committee members about such risks. The board of directors believes its administration of its risk oversight function has not affected the board of directors’ leadership structure.

Non-Employee Director Compensation

Our board of directors has approved a compensation policy for members of the board who are not employed by us or any of our subsidiaries (“non-employee directors”). Under the policy, each non-employee director continuing to serve in such capacity after an annual meeting of our stockholders will receive an award of restricted stock units, with the number of units to be determined by dividing $30,000 by the per-share closing price of our common stock on the grant date. A non-employee director who is appointed to the board other than in connection with an annual meeting and who has not been employed by us or one of our subsidiaries in the preceding six months will receive a grant of restricted stock units, with the number of units to be determined by dividing $30,000 by the per-share closing price of our common stock on the grant date and prorating that number based on the period of time that has elapsed since the last annual meeting. Each of these grants will vest on a quarterly basis through the date of the next annual meeting (or, if earlier, the first anniversary of the date of grant).

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In addition, our director compensation policy provides that a non-employee director who serves as Chairman of the Board will receive an annual cash retainer of $35,000. A non-employee director who serves on our audit committee will receive an annual cash retainer of $20,000, a non-employee director who serves on our compensation committee will receive an annual cash retainer of $10,000, and a non-employee director who serves on our governance and nominating committee will receive an annual cash retainer of $10,000. Non-employee directors also are entitled to receive a fee of $1,500 for each meeting of the board or a board committee that they attend in person (with the director being entitled to one meeting fee if meetings of the board and a board committee are held on the same day). We also reimburse our non-employee directors for their reasonable travel expenses incident to attending meetings of our board or board committees.

The following table sets forth information about the compensation of the non-employee members of our board of directors who served as a director during the year ended December 31, 2015. Other than as set forth in the table and described more fully below, during the year ended December 31, 2015, we did not pay any fees, make any equity awards or non-equity awards or pay any other compensation to the non-employee members of our board of directors. Mr. Munro, our Chief Executive Officer, receives no compensation for his service as a director, and is not included in the table below.

Name	Fees earned or paid in cash ($)	Stock awards ($)(1)	Option awards ($)	Non-equity incentive plan compensation ($)	Nonqualified deferred compensation earnings ($)	All other compensation ($)		Total ($)
Mark F. Durfee	$—	$26,995	—	—	—	$12,000	(2)	$38,995
Charles K. Miller	—	26,995	—	—	—	—		26,995
Neal L. Oristano	—	26,995	—	—	—	—		26,995
Roger M. Ponder	—	—	—	—	—	43,269	(3)	43,269

____________

(1)	The amounts shown reflect the grant date fair value of each award computed in accordance with FASB ASC Topic 718, Compensation-Stock Compensation. The assumptions used to calculate the value of stock awards are described under the caption “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Critical Accounting Policies and Estimates - Stock-Based Compensation” in our Annual Report on Form 10-K for the year ended December 31, 2015 and in Note 2 to our audited consolidated financial statements included in such report.

(2)	Represents health insurance premiums paid on behalf of Mr. Durfee.

(3)	Represents salary payments to Mr. Ponder as an employee prior joining our board of directors.

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PROPOSAL NO. 2

APPROVAL OF AMENDMENT TO OUR CERTIFICATE OF INCORPORATION

TO EFFECT A REVERSE STOCK SPLIT OF OUR COMMON STOCK

General

On July__, 2016, our board of directors unanimously authorized and approved, subject to stockholder approval, an amendment to our Certificate of Incorporation (the “Amendment”) to effect a reverse stock split of all outstanding shares of our common stock at an exchange ratio of up to one-for-four (1:4) shares (the “Reverse Split”). Pursuant to the Reverse Split, depending on the exchange ratio determined by our board of directors, up to every four shares of our outstanding common stock will automatically be combined into one share of common stock. No fractional shares will be issued in connection with the foregoing combination; all shares of common stock that are held by a stockholder will be aggregated and each stockholder will be entitled to receive the number of whole shares resulting from the combination of the shares so aggregated. Any fractions resulting from the Reverse Split computation will be rounded up to the next whole share.

Depending on the ratio for the Reverse Split determined by our board of directors, a number of shares of our existing common stock, as determined by the board of directors, will be combined into one share of common stock. The number of shares of common stock issued and outstanding will therefore be reduced in an amount that will depend upon the Reverse Split ratio determined by our board of directors. The Amendment that is filed to effect the Reverse Split, if any, will include only the Reverse Split ratio determined by our board of directors to be in the best interests of our stockholders and all of the other proposed amendments at different ratios will be abandoned. The proposed amendment to our Certificate of Incorporation to effect the Reverse Split, as more fully described below, will effect the Reverse Split but will not change the number of our authorized shares of common stock or preferred stock, or the par value of our common stock or any issued or undesignated preferred stock. The par value of our common stock and preferred stock will remain $0.001 per share.

Our board of directors has not yet determined whether to implement the Reverse Split. If this proposal is approved by our stockholders, our board of directors will have the authority to effect the Reverse Split by filing the Amendment with the Delaware Secretary of State at any time prior to the one-year anniversary of the Annual Meeting. Our board of directors may also abandon the Reverse Split. The form of the Amendment is attached hereto as Appendix A. The following description of the Amendment is intended to be a summary only and is qualified in its entirety by the terms of the Amendment.

PLEASE NOTE THAT THE REVERSE SPLIT WILL NOT CHANGE YOUR PROPORTIONATE EQUITY INTERESTS IN OUR COMPANY, EXCEPT AS MAY RESULT FROM THE ISSUANCE OF WHOLE SHARES IN EXCHANGE FOR ANY FRACTIONAL SHARES RESULTING FROM THE REVERSE SPLIT.

Purpose and Material Effects of the Reverse Split

Our shares of common stock are listed on The NASDAQ Capital Market under the symbol “ICLD.” In order to maintain the listing of our shares of our common stock on The NASDAQ Capital Market, we must satisfy various listing standards established by the exchange, including minimum sale price requirements. One of the requirements for continued listing on the NASDAQ is maintenance of a minimum closing bid price of $1.00 per share. As previously disclosed in our Current Report on Form 8-K filed with the SEC on February 19, 2016, on February 18, 2016, we were notified by The NASDAQ Stock Market LLC that we were not in compliance with NASDAQ Listing Rule 5550(a)(2) (the “Minimum Bid Price Rule”) because the bid price for our common stock had failed to satisfy the minimum bid price requirement set forth in that rule.  While the NASDAQ notification had no immediate effect on the NASDAQ listing or trading of our common stock, we were provided 180 calendar days, or until August 16, 2016, to regain compliance with the minimum bid price requirement. If, at any time before August 16, 2016, the bid price of our common stock closes at $1.00 per share or more for a minimum of 10 consecutive business days, NASDAQ will notify us that  we have achieved compliance with the Minimum Bid Price Rule.  We intend to take appropriate steps to regain compliance with the Minimum Bid Price Rule, which may include effecting the Reverse Split if this proposal is approved.

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In an attempt to ensure that we can meet the continuing listing standards of The NASDAQ Capital Market, our board of directors may consider it necessary to effect a reverse stock split of our common stock to reduce the number of outstanding shares of our common stock. We also believe that if we are successful in maintaining a higher stock price for our common stock, our stock will generate greater interest among professional investors and institutions. If we are successful in generating interest among such entities, we anticipate that our common stock would have greater liquidity and a stronger investor base. After consulting with investment bankers and advisors, our board of directors approved the Reverse Split at an exchange ratio of up to one-for-four (1:4) shares.

While our board of directors unanimously approved the Reverse Split on July__, 2016, our board has not yet determined whether to implement the Reverse Split. If this proposal is approved by our stockholders at the Annual Meeting, our board of directors will have the authority to effect the Reverse Split by filing the Amendment with the Delaware Secretary of State at any time prior to the one-year anniversary of the date of the Annual Meeting. We believe that granting our board such discretion, including the discretion to determine the exchange ratio of the Reverse Split at any exchange ratio of up to one-for-four (1:4) shares, provides our board of directors with maximum flexibility to react to prevailing market conditions, and our board will implement the Reverse Split only upon its determination that the Reverse Split is then in the best interests of our company and our stockholders.

We anticipate that the Reverse Split may have the effect of increasing, proportionately, the per share trading price of our common stock on The NASDAQ Capital Market. The decrease in the number of shares of common stock outstanding as a consequence of the proposed Reverse Split should increase the per share price of our common stock, which may encourage greater interest in our common stock and possibly promote greater liquidity for our stockholders. However, the increase in the per share price of our common stock as a consequence of the proposed Reverse Split, if any, may be proportionately less than the decrease in the number of shares outstanding, and any increased liquidity due to any increased per share price could be partially or entirely offset by the reduced number of shares outstanding after the proposed Reverse Split. In general, there can be no assurance that the favorable effects described above will occur, or that any increase in per share price of our common stock resulting from the Reverse Split will be maintained for any period of time.

The Reverse Split is not intended as, and will not have the effect of, a “going private transaction” covered by Rule 13e-3 under the Exchange Act. We will continue to be subject to the periodic reporting requirements of the Exchange Act.

Effect on Holders of Common Stock. The principal effect of the Reverse Split will be that the number of shares of common stock issued and outstanding will be reduced. For example, assuming our board of directors implements the Reverse Split at the maximum exchange ratio of one-for-3 (1:3) shares, the 33,548,411 shares of our common stock issued and outstanding on July 15, 2016, the record date for the Annual Meeting, will be reduced to approximately 8,387,103 shares, with the actual number of shares dependent on the number of whole shares issued in exchange for any fractional shares. Any fractional shares resulting from the Reverse Split will be rounded up to the nearest whole share, as described below under “Fractional Shares.” Appropriate adjustments will also be made to the number of shares of common stock issuable upon the exercise of outstanding stock options and stock purchase warrants and upon conversion of our outstanding convertible debt securities, with corresponding reductions in the applicable exercise or conversion prices of such securities.

The Reverse Split will not affect the number of authorized shares of common stock. The Reverse Split will also not affect the par value of our common stock. As a result, on the effective date of the Reverse Split, the stated capital on our balance sheet attributable to our common stock will be reduced to less than the present amount, and the additional paid-in capital account shall be credited with the amount by which the stated capital is reduced. The per share net income or loss and net book value of our common stock will be increased because there will be fewer shares of our common stock outstanding.

The Reverse Split will not change the proportionate equity interests of our stockholders, nor will the respective voting rights and other rights of stockholders be altered, except for possible immaterial changes as a result of the “rounding up” of fractional shares. Our common stock issued pursuant to the Reverse Split will remain fully paid and non-assessable.

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Stockholders should recognize that they will own a fewer number of shares than they presently own (a number equal to the number of shares owned immediately prior to the effective date of the Reverse Split divided by up to four, depending on the exchange ratio selected by our board). While we expect that the Reverse Split will result in an increase in the potential market price of our common stock, there can be no assurance that the reverse split will increase the potential market price of our common stock by a multiple equal to the exchange number or result in the permanent increase in any potential market price (which is dependent upon many factors, including our performance and prospects). Also, should the market price of our common stock decline, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would pertain in the absence of a reverse split. Furthermore, the possibility exists that potential liquidity in the market price of our common stock could be adversely affected by the reduced number of shares that would be outstanding after the Reverse Split. In addition, the Reverse Split will increase the number of our stockholders who own odd lots (less than 100 shares). Stockholders who hold odd lots typically will experience an increase in the cost of selling their shares, as well as possible greater difficulty in effecting such sales. Consequently, there can be no assurance that the Reverse Split will achieve the desired results that have been outlined above.

Fractional Shares

We will not issue fractional certificates for post-reverse split shares in connection with the Reverse Split. In order to avoid the expense and inconvenience of issuing and transferring fractional shares of common stock to stockholders who would otherwise be entitled to receive fractional shares of common stock following the Reverse Split, all shares of common stock that are held by a stockholder will be aggregated and each stockholder shall be entitled to receive the number of whole shares resulting from the combination of the shares so aggregated. Any fractions resulting from the Reverse Split computation shall be rounded up to the next whole share.

Procedure For Exchange of Stock Certificates

We anticipate that the Reverse Split will become effective, if at all, on a date as determined by our board of directors prior to the one-year anniversary of the Annual Meeting. Beginning on the effective date, each certificate representing pre-reverse split shares will be deemed for all corporate purposes to evidence ownership of post-reverse split shares.

Our transfer agent, Corporate Stock Transfer & Trust Co., will act as exchange agent for purposes of implementing the exchange of stock certificates. We refer to such person as the “exchange agent.” Holders of pre-reverse split shares are asked to surrender to the exchange agent certificates representing pre-reverse split shares in exchange for certificates representing post-reverse split shares in accordance with the procedures set forth in a letter of transmittal that will be furnished to our stockholders in connection with the Reverse Split. No new certificates will be issued to a stockholder until that stockholder has surrendered the stockholder’s outstanding certificate(s) together with the properly completed and executed letter of transmittal.

Our stockholders are not entitled to appraisal rights under the DGCL in connection with the Reverse Split.

STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE AND SHOULD NOT SUBMIT ANY CERTIFICATES WITHOUT THE LETTER OF TRANSMITTAL.

Anti-Takeover Effects of the Reverse Split

THE OVERALL EFFECT OF THE REVERSE SPLIT MAY BE TO RENDER MORE DIFFICULT THE ACCOMPLISHMENT OF MERGERS OR THE ASSUMPTION OF CONTROL BY A PRINCIPAL STOCKHOLDER, AND THUS INCREASE THE DIFFICULTY OF REMOVING MANAGEMENT.

The effective increase in our unissued shares could potentially be used by management to thwart a take-over attempt. The over-all effects of the Reverse Split might be to render it more difficult to consummate or otherwise discourage a merger, tender offer or proxy contest, or the assumption of control by a holder of a large block of our securities and the removal of incumbent management. The Reverse Split could make the accomplishment of a merger or similar transaction more difficult, even if it is beneficial to stockholders. Management might use the additional authorized but unissued shares resulting from the Reverse Split to resist or frustrate a third-party transaction, favored by a majority of the independent stockholders, that would provide an above market premium, by issuing additional shares to frustrate the take-over effort.

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The approval of the Reverse Split proposal was not the result of management’s knowledge of an effort to accumulate the issuer’s securities or to obtain control of the issuer by means of a merger, tender offer, solicitation or otherwise.

As discussed above, the Reverse Split proposal was approved by the Board. There are no rules or practices on any stock exchange that permit such exchange to reserve the right to refuse to list or to de-list any stock that completes a reverse stock split.

Federal Income Tax Consequences

The following discussion is a summary of certain federal income tax consequences of the Reverse Split to us and the holders of our common stock. This discussion is based on laws, regulations, rulings and decisions in effect on the date hereof, all of which are subject to change (possibly with retroactive effect) and to differing interpretations. This discussion only applies to stockholders that are U.S. persons as defined in the Internal Revenue Code of 1986, as amended, and does not describe all of the tax consequences that may be relevant to a stockholder in light of his particular circumstances or to stockholders subject to special rules (such as dealers in securities, financial institutions, insurance companies, tax-exempt organizations, foreign individuals and entities, and persons who acquired their common stock as compensation). In addition, this summary is limited to stockholders that hold their common stock as capital assets. This discussion also does not address any tax consequences arising under the laws of any state, local or foreign jurisdiction or alternative minimum tax consequences. The tax treatment of each stockholder may vary depending upon the particular facts and circumstances of such stockholder.

WE URGE ALL STOCKHOLDERS TO CONSULT THEIR OWN TAX ADVISERS TO DETERMINE THE PARTICULAR FEDERAL, STATE, LOCAL AND FOREIGN TAX CONSEQUENCES TO EACH OF THEM OF THE PROPOSED REVERSE SPLIT.

We have not sought and will not seek an opinion of counsel or a ruling from the Internal Revenue Service regarding the federal income tax consequences of the Reverse Split. We believe, however, that because the Reverse Split is not part of a plan to periodically increase or decrease any stockholder’s proportionate interest in the assets or earnings and profits of our company, the Reverse Split should have the federal income tax effects described below:

●	The exchange of pre-split shares for post-split shares should not result in recognition of gain or loss for federal income tax purposes.

●	The stockholder’s aggregate tax basis in the post-split shares would equal that stockholder’s aggregate tax basis in the pre-split shares.

●	The stockholder’s holding period for the post-split shares will include such stockholder’s holding period for the pre-split shares.

●	Provided that a stockholder held the pre-split shares as a capital asset, the post-split shares received in exchange therefor would also be held as a capital asset.

Our company should not recognize gain or loss as a result of the Reverse Split.

Effective Date of Proposed Reverse Split

If this proposal is approved at the Annual Meeting, our board of directors will effect the Reverse Split, if at all, by filing the Amendment with the Delaware Secretary of State. Our board of directors will have the authority to effect the Reverse Split at any time prior to the one-year anniversary of the Annual Meeting. Our board may also abandon the Reverse Split.

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Summary of Reverse Split

Below is a brief summary of the Reverse Split:

●	Assuming our board of directors effects the Reverse Split at the maximum exchange ratio of one-for-four (1:4) shares, the issued and outstanding shares of common stock shall be reduced on the basis of one post-stock split share of our common stock for every four pre-stock split shares of common stock outstanding (a ratio of 1:4). Our board of directors may implement the Reverse Split at a lesser exchange ratio. The consolidation shall not affect any rights, privileges or obligations with respect to the shares of common stock existing prior to the consolidation.

●	Assuming our board of directors effects the Reverse Split at the maximum exchange ratio of one-for-four (1:4) shares, as a result of the reduction of our common stock, the pre-split total of issued and outstanding shares of 33,548,411 at July 15, 2016, the record date for the Annual Meeting, shall be consolidated to a total of approximately 8,387,103 issued and outstanding shares (depending on the number of fractional shares rounded up to whole shares). If the Reverse Split is effected by our board of directors, the actual reduction in the number of our issued and outstanding shares of common stock will depend on the exchange ratio that is approved by our board of directors and the number of issued and outstanding shares of our common stock on the effective date of the Reverse Split.

●	The par value of our common stock will not change.

Vote Required

The affirmative vote of the holders of a majority of our issued and outstanding shares of common stock is required to approve Proposal No. 2.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL
OF THE AMENDMENT TO OUR CERTIFICATE OF INCORPORATION
TO EFFECT A REVERSE STOCK SPLIT OF OUR COMMON STOCK.

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PROPOSAL NO. 3
RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The audit committee of the board of directors has appointed WithumSmith + Brown, PC (“WithumSmith”), independent registered public accountants, to audit our financial statements for the year ending December 31, 2016. During the year ended December 31, 2015, WithumSmith served as our independent registered public accounting firm.

Notwithstanding its selection and even if our stockholders ratify the selection, our audit committee, in its discretion, may appoint another independent registered public accounting firm at any time during the year if the audit committee believes that such a change would be in the best interests of our company and its stockholders. At the Annual Meeting, the stockholders are being asked to ratify the appointment of WithumSmith as our independent registered public accounting firm for the year ending December 31, 2016. Our audit committee is submitting the selection of WithumSmith to our stockholders because we value our stockholders’ views on our independent registered public accounting firm and as a matter of good corporate governance. Representatives of WithumSmith will be present at the Annual Meeting, and they will have an opportunity to make statements and will be available to respond to appropriate questions from stockholders.

If the stockholders do not ratify the appointment of WithumSmith, the board of directors may reconsider the appointment.

On September 25, 2015, we dismissed BDO USA, LLP (“BDO”) as our principal independent accountants, effective as of such date. The dismissal of BDO was approved by our board of directors.

BDO’s report on our financial statements as of and for the fiscal years ended December 31, 2014 and 2013, did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. In addition, during our fiscal years ended December 31, 2014 and 2013 and the subsequent interim period through September 25, 2015, we had no disagreements with BDO on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of BDO, would have caused it to make reference to the subject matter of the disagreements in connection with its report. None of the reportable events set forth in Item 304(a)(1)(v) of Regulation S-K under the Securities Act occurred during the period in which BDO served as our principal independent accountants.

Fees Paid to the Independent Registered Public Accounting Firm

The following table sets forth information regarding the aggregate fees billed by WithumSmith for the year ended December 31, 2015 and by our prior independent registered accounting firm, BDO, for the year ended December 31, 2014.

	For the years ended
	December 31,
	2015	2014

WithumSmith+Brown, PC
Audit Fees	$462,500	$-
Audit related fees	-	-
Tax fees	-	-
Other fees	-	-

BDO USA, LLP
Audit Fees	$-	$697,500
Audit related fees	-	-
Tax fees	-	200
Other fees	-	-

Included in audit fees billed by BDO USA, LLP are those fees in connection with our registration statement efforts on Form S-1 and S-3, respectively, filed on various dates during 2014 totaling $175,000.

All Other Fees

Other than as reported above, we did not engage our principal accountants to render any other services to us during the last two fiscal years.

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Auditor Independence

In 2015, there were no other professional services provided by WithumSmith that would have required the audit committee to consider their compatibility with maintaining the independence of WithumSmith.

Vote Required

The affirmative vote of a majority of the votes cast in person or by proxy at the Annual Meeting is required to approve Proposal No. 3.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”
THE RATIFICATION OF THE APPOINTMENT OF WITHUMSMITH + BROWN, PC.

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REPORT OF THE AUDIT COMMITTEE

The Audit Committee of the Board of Directors is currently comprised of three independent directors and operates under a written charter originally adopted by the Board of Directors in December 2012, which charter is reviewed on an annual basis and amended as necessary by the Board of Directors upon recommendation by the Audit Committee.

The members of the Audit Committee are currently Charles K. Miller (chairman), Mark F. Durfee and Neal L. Oristano. Each of the members of the Audit Committee is an “independent director” as currently defined in Rules 5605(c)(2)(A)(i) and (ii) of the NASDAQ listing standards and Rule 10A-3 of the Securities Exchange Act of 1934. The Board of Directors has also determined that Mr. Miller is an “audit committee financial expert” as described in applicable rules and regulations of the U.S. Securities and Exchange Commission (“SEC”).

The Audit Committee appoints an accounting firm as our independent registered public accounting firm. The independent registered public accounting firm is responsible for performing an independent audit of our financial statements in accordance with generally accepted auditing standards and issuing a report thereon. Management is responsible for our internal controls and the financial reporting process. The Audit Committee is responsible for monitoring and overseeing these processes.

The Audit Committee held four meetings during 2015. The meetings were designed to provide information to the Audit Committee necessary for it to conduct its oversight function of the external financial reporting activities and audit process of our company, and to facilitate and encourage communication between the Audit Committee, management and our independent registered public accounting firm, WithumSmith + Brown, PC. Management represented to the Audit Committee that our financial statements were prepared in accordance with generally accepted accounting principles. The Audit Committee reviewed and discussed the audited financial statements for fiscal year 2015 with management and the independent registered public accounting firm. The Audit Committee also instructed the independent registered public accounting firm that the Audit Committee expects to be advised if there are any subjects that require special attention.

The Audit Committee discussed with the independent registered public accounting firm the matters required to be discussed by Auditing Standard No. 16, Communications with Audit Committees, as adopted by the Public Company Accounting Oversight Board (“PCAOB”).

The Audit Committee has also received the written disclosures and the letter from the independent registered public accounting firm, WithumSmith + Brown, PC, required by applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and has discussed with WithumSmith + Brown, PC that firm’s independence.

Based on its review of the audited financial statements and the various discussions noted above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2015 for filing with the SEC.

The Audit Committee of the Board of Directors of InterCloud Systems, Inc.:

Charles K. Miller (Chairman)
Mark F. Durfee
Neal L. Oristano

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EXECUTIVE OFFICERS

The following table identifies certain information about each of our executive officers as of May 31, 2016. Officers are elected by the board of directors to hold office until their successors are elected and qualified. There are no family relationships among our directors or executive officers.

Name	Position	Age
Mark Munro	Chairman of the Board, Chief Executive Officer	54
Frank Jadevaia	President	56
Timothy A. Larkin	Chief Financial Officer	53

The following is information about the experience and attributes of our executive officers.

Mark Munro. See “Proposal No. 1. Election of Directors – Nominees For Director” for Mr. Munro’s biographical information.

Frank Jadevaia has served as our President since January 2014. From January 2007 to January 2014, prior to our acquisition of Integration Partners-NY Corporation, Mr. Jadevaia was a Managing Partner at that company. From November 2001 to November 2006, he was a Vice President of Sales of Nortel Networks Corporation, a telecommunications equipment manufacturer. Mr. Jadevaia received his B.S. from Bloomfield College in business. Mr. Jadevaia brings extensive enterprise and service provider management experience to our executive management team.

Timothy A. Larkin has served as our Chief Financial Officer since October 2014. Prior to joining our company, Mr. Larkin was employed for more than 19 years by Warren Resources, Inc., a publicly-traded oil and gas drilling company, most recently as Chief Financial Officer from January 1995 to July 2013 and Executive Vice President from March 2004 to January 2014. Mr. Larkin has a B.S. in accounting from Villanova University. Mr. Larkin brings extensive experience in finance for both publicly-traded and private companies to our executive management team.

EXECUTIVE COMPENSATION

Processes and Procedures for Compensation Decisions

Our compensation committee is responsible for the executive compensation programs for our executive officers and reports to our board of directors on its discussions, decisions and other actions. Typically, our Chief Executive Officer makes recommendations to our compensation committee, often attends committee meetings and is involved in the determination of compensation for the respective executive officers that report to him, except that our Chief Executive Officer does not make recommendations as to his own compensation. Our Chief Executive Officer makes recommendations to our compensation committee regarding short- and long-term compensation for all executive officers (other than himself) based on our results, an individual executive officer’s contribution toward these results and performance toward individual goal achievement. Our compensation committee then reviews the recommendations and other data and makes decisions as to total compensation for each executive officer, including the Chief Executive Officer, as well as each individual compensation component.

Summary Compensation Table

The following summary compensation table sets forth the compensation paid to the following persons for the last two completed fiscal years:

(a)	our principal executive officer;

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(b)	each of our two most highly compensated executive officers who were serving as executive officers at the end of the fiscal year ended December 31, 2015 who had total compensation exceeding $100,000; and

(c)	up to two additional individuals for whom disclosure would have been provided under (b) but for the fact that the individual was not serving as one of our executive officers at the end of the most recently completed financial year.

These individuals are referred to as the “named executive officers” in this proxy statement. The following table provides a summary of compensation paid for the years ended December 31, 2015 and 2014 to the named executive officers:

Summary Compensation Table

Name and Principal Position	Fiscal Year	Base Salary ($)	Bonus ($)	Stock Awards ($) (1)	Option Awards ($) (1)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)	Total ($)
Mark Munro	2015	402,596	200,000	—	—	—	—	602,596
Chief Executive Officer	2014	383,042	—	—	—	—	—	383,042

Frank Jadevaia	2015	415,385	200,000	—	—	—	—	615,385
President	2014	397,864	—	—	—	—	—	397,864

Timothy A. Larkin(2)	2015	285,577	—	292,000	—	—	—	577,577
Chief Financial Officer	2014	46,538	—	—	474,310	—	—	520,848

Daniel J. Sullivan	2015	233,654	—	—	—	—	—	233,654
Chief Accounting Officer	2014	192,693	—	477,411	—	—	—	670,104

Scott Davis Senior Vice President of Sales	2015	233,654	—	288,460	—	—	—	522,114
and Marketing	2014	192,017	—	395,250	61,921	—	—	649,188

____________

(1)	The amounts shown reflect the grant date fair value of each award computed in accordance with FASB ASC Topic 718, Compensation-Stock Compensation. The assumptions used to calculate the value of stock awards are described under the caption “Critical Accounting Policies and Estimates – Stock-Based Compensation” in Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations in this report and in Note 2 to our consolidated financial statements included in Item 8. Financial Statements and Supplementary Data of this report.

(2)	Mr. Larkin joined our company as Chief Financial Officer in October 2014.

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Employment and Severance Agreements

In February 2014, we entered into three-year employment agreements with our President, Frank Jadevaia, and our Vice President of Sales and Marketing, Scott Davis, and in October 2014, we entered into a three-year employment agreement with our Chief Financial Officer, Timothy A. Larkin. Pursuant to such employment agreements, such officers are entitled to the following compensation:

Executive	Title	Annual Base Salary	Annual Targeted Bonus
Frank Jadevaia	President	$400,000	Up to 75% of base salary
Timothy A. Larkin	Chief Financial Officer	$275,000	Up to 60% of base salary
Scott Davis	Senior Vice President of Sales and Marketing	$225,000	Up to 100% of base salary

Each employment agreement is for a term of three-years, provided that such agreements will be automatically extended for additional one-year terms unless either party gives written notice of termination not less than sixty (60) days prior to the termination of the then-current term. Each executive is entitled to the annual compensation described above, and is eligible to receive an annual incentive bonus as determined by our board of directors of a percentage of such executive’s base salary as described above. During the term of employment, each executive is entitled to participate all employee pension and welfare benefit plans and programs, and fringe benefit plans and programs, made available to our employees generally, subject to the eligibility and participations restrictions of each such plan or program. Each executive also is entitled to reimbursement for all reasonable business expenses incurred by such executive in connection with carrying out such executive’s duties.

Each employment agreement is terminable by us for at any time, (i) for Cause (as defined in such employment agreements), (ii) without Cause upon at least thirty (30) days prior written notice to the executive, (iii) in the event of the executive’s death, or (iv) in the event of the executive’s disability, as determined in good faith by our board of directors. Each executive may terminate the agreement at any time upon not less than thirty (30) days prior written notice; provided, however, that each executive may terminate the agreement immediately for Good Reason (as defined in such employment agreements) if we have not remedied the circumstances giving rise to the basis of such termination for Good Reason within the applicable cure period. If the executive’s employment is terminated without Cause or by the executive for Good Reason, in addition to payment of any accrued obligations, such executive will be entitled to certain severance benefits based on such executive’s base salary and targeted incentive bonus amount then in effect, and such executive shall also be entitled to incentive bonuses with respect to the current year that would otherwise have been payable to such executive had such executive’s employment not been terminated.

Pursuant to such employment agreements, each executive also is subject to customary confidentiality restrictions and work-product provisions, and each executive also is subject to customary non-competition covenants and non-solicitation covenants with respect to our employees, consultants and customers.

We do not maintain any retirement plans, tax-qualified or nonqualified, for our executives or other employees.

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Outstanding Equity Awards at Fiscal Year-End

The following table itemizes outstanding equity awards held by the named executive officers as of December 31, 2015.

	Option Awards					Stock Awards
Name	Option Grant Date	Number of Securities Underlying Unexercised Options(#) Exercisable	Number of Securities Underlying Unexercised Options(#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock(#) That Have Not Vested(1)		Stock Award Grant Date	Market Value of Shares or Units of Stock ($) That Have Not Vested
Mark Munro	--	--	--	--	--	500,000	(2)	9/21/2015	$1,005,000	(3)
Mark Munro	--	--	--	--	--	50,000	(4)	12/4/2013	479,500	(5)
Frank Jadevaia	--	--	--	--	--	250,000	(2)	9/21/2015	502,500	(3)
Daniel Sullivan	--	--	--	--	--	50,000	(6)	8/28/2014	259,500	(7)
Daniel Sullivan	--	--	--	--	--	25,000	(4)	12/4/2013	239,750	(5)
Daniel Sullivan	--	--	--	--	--	42,644	(8)	5/23/2014	217,911	(9)
Timothy Larkin		--	--	--	--	100,000	(10)	6/23/2015	292,000	(11)
Timothy Larkin	10/14/2014	150,000	--	$3.72	10/14/2024	--		--	--
Scott Davis	10/14/2014	8,333	16,667	$3.72	10/14/2024	--		--	--
Scott Davis	--	--	--	--	--	16,667	(12)	7/29/2014	90,500	(13)
Scott Davis	--	--	--	--	--	33,333	(14)	8/28/2014	173,000	(7)

____________

(1)	Unvested shares of restricted stock are generally forfeited if the named executive officer’s employment terminates, except to the extent otherwise provided in an employment agreement or award agreement.

(2)	This restricted stock award vests in full on June 2, 2017.

(3)	The market value of this stock award is computed by multiplying the number of shares of restricted stock granted by $2.01, which was the closing market price of one share of our common stock on September 21, 2015.

(4)	This restricted stock award vests in full on December 4, 2016.

(5)	The market value of this stock award is computed by multiplying the number of shares of restricted stock granted by $9.59, which was the closing market price of one share of our common stock on December 4, 2013.

(6)	This restricted stock award vests in full on August 28, 2017.

(7)	The market value of this stock award is computed by multiplying the number of shares of restricted stock granted by $5.19, which was the closing market price of one share of our common stock on August 28, 2014.

(8)	This restricted stock award vests in full on May 23, 2017.

(9)	The market value of this stock award is computed by multiplying the number of shares of restricted stock granted by $3.21, which was the closing market price of one share of our common stock on May 23, 2015.

(10)	One third of this stock award vested on June 23, 2016 and one third of this stock award vests on each of June 23, 2017 and June 23, 2018.

(11)	The market value of this stock award is computed by multiplying the number of shares of restricted stock granted by $3.15, which was the closing market price of one share of our common stock on June 23, 2015.

(12)	One half of this stock award vests on each of July 29, 2016 and July 29, 2017.

(13)	The market value of this stock award is computed by multiplying the number of shares of restricted stock granted by $2.07, which was the closing market price of one share of our common stock on July 29, 2015.

(14)	One half of this stock award vests on each of August 8, 2016 and August 8, 2017.

Compensation Committee Interlocks and Insider Participation

None of the members of our compensation committee is or has at any time during the past year been an officer or employee of ours. None of our executive officers currently serves or in the past year has served as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving on our board or compensation committee.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of our common stock as of May 31, 2016 by:

●	each person known by us to be a beneficial owner of more than 5% of our outstanding common stock;

●	each of our directors;

●	each of our named executive officers; and

●	all directors and executive officers as a group.

The amounts and percentages of common stock beneficially owned are reported on the basis of regulations of the Securities and Exchange Commission governing the determination of beneficial ownership of securities. Under the rules of the Securities and Exchange Commission, a person is deemed to be a “beneficial owner” of a security if that person has or shares “voting power,” which includes the power to vote or to direct the voting of such security, or “investment power,” which includes the power to dispose of or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which that person has a right to acquire beneficial ownership within 60 days after, May 31, 2016. Under these rules, more than one person may be deemed a beneficial owner of the same securities and a person may be deemed a beneficial owner of securities as to which he has no economic interest. Except as indicated by footnote, to our knowledge, the persons named in the table below have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them.

In the table below, the percentage of beneficial ownership of our common stock is based on 32,580,187 shares of our common stock outstanding as of May 31, 2016. Unless otherwise noted below, the address of the persons listed on the table is c/o InterCloud Systems, Inc., 1030 Broad Street, Suite 102, Shrewsbury, New Jersey 07702.

Name of Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned
Executive Officers and Directors
Mark Munro(1)	1,601,118	4.9%
Mark F. Durfee(2)	1,265,228	3.9%
Frank Jadevaia(3)	1,055,358	3.2%
Charles K. Miller	59,225	*
Neal Oristano	91,137	*
Roger M. Ponder	67,644	*
Timothy A. Larkin(4)	250,000	*
All executive officers and directors as a group (six persons)	4,384,941	13.3%

____________

*	Less than 1. 0%.

(1)	Includes (i) 1,157,724 shares of common stock held by Mr. Munro, (ii) 277,147 shares of common stock held by Mark Munro IRA, (iii) 161,478 shares held by 1112 Third Avenue Corp., and (iv) 4,769 shares held by MMD Genesis LLC. Mr. Munro has sole voting and investment power over the shares held by 1112 Third Avenue Corp. Mr. Munro, Mr. Mark Durfee and Mr. Douglas Shooker share voting and investment power over the shares held by MMD Genesis LLC.

(2)	Includes (i) 40,011 shares held by Mr. Durfee, (ii) 1,225,217 shares held by Pascack Road LLC, and (iii) 4,769 shares held by MMD Genesis LLC. Mr. Durfee has sole voting and investment power over the shares held by Pascack Road LLC. Mr. Durfee, Mr. Mark Munro and Mr. Douglas Shooker share voting and investment power over the shares held by MMD Genesis LLC.

(3)	Includes (i) 716,636 shares of common stock, and (ii) 338,722 shares of common issuable upon conversion of a convertible promissory note (based on the principal amount of such note at May 31, 2016).

(4)	Represents shares issuable upon the exercise of stock options.

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RELATED PERSON TRANSACTIONS

Procedures for Approval of Related Party Transactions

A “related party transaction” is a transaction, arrangement or relationship in which we or any of our subsidiaries was, is or will be a participant, and which involves an amount exceeding $120,000, and in which any related party had, has or will have a direct or indirect material interest. A “related party” includes

●	any person who is, or at any time during the applicable period was, one of our executive officers or one of our directors;

●	any person who beneficially owns more than 5% of our common stock;

●	any immediate family member of any of the foregoing; or

●	any entity in which any of the foregoing is a partner or principal or in a similar position or in which such person has a 10% or greater beneficial ownership interest.

In March 2014, our board of directors adopted a written related party transactions policy. Pursuant to this policy, the audit committee of our board of directors will review all material facts of all related-party transactions and either approve or disapprove entry into the related-party transaction, subject to certain limited exceptions. In determining whether to approve or disapprove entry into a related-party transaction, our audit committee shall take into account, among other factors, the following: (i) whether the related-party transaction is on terms no less favorable to us than terms generally available from an unaffiliated third-party under the same or similar circumstances, (ii) the extent of the related party’s interest in the transaction and (iii) whether the transaction would impair the independence of a non-employee director.

Related Party Transactions

Loan Transactions. On February 25, 2015, we restructured the terms of certain promissory notes issued by us to each of Mark Munro, our Chairman of the Board and Chief Executive Officer, Cama Plan FBO Mark Munro IRA, 1112 Third Ave. Corp. and the Mark Munro 1996 Charitable Remainder Trust, each of which is affiliated with Mr. Munro, and Pascack Road, LLC, a company controlled by Mark Durfee, one of our directors, to extend the maturity dates thereof and to reduce the interest rate accruing thereon. The following notes were restructured as follows:

●	notes issued to Mark Munro in the aggregate principal amount of $1,337,000 had the interest rates reduced from 12% and 18% to 3% per annum and the maturity dates extended from March 31, 2016 to January 1, 2018;

●	notes issued to CamaPlan FBO Mark Munro IRA in the aggregate principal amount of $596,904 had the interest rates reduced from 12% and 18% to 3% per annum and the maturity dates extended from March 31, 2016 to January 1, 2018;

●	a note issued to 1112 Third Avenue Corp., a company controlled by Mark Munro, in the principal amount of $375,000 had the interest rate reduced from 12% to 3% per annum and the maturity date extended from March 31, 2016 to January 1, 2018;

●	notes issued to Mark Munro 1996 Charitable Remainder UniTrust in the aggregate principal amount of $575,000 had the interest rates reduced from 12% and 18% to 3% per annum and the maturity dates extended from March 31, 2016 to January 1, 2018; and

●	notes issued to Pascack Road, LLC in the aggregate principal amount of $2,650,000 had the interest rate reduced from 12% and 18% to 3% per annum and the maturity dates extended from March 31, 2016 to January 1, 2018.

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In consideration for such restructuring, we issued to Mark Munro 159,300 shares of unregistered common stock, the CamaPlan FBO Mark Munro IRA 81,290 shares of unregistered common stock, 1112 Third Avenue Corp. 87,500 shares of unregistered common stock, the Mark Munro 1996 Charitable Remainder UniTrust 89,900 shares of unregistered common stock and Pascack Road, LLC 381,100 shares of unregistered common stock.

On March 4, 2015, we restructured the terms of certain promissory notes issued by us to Forward Investments, LLC, the beneficial owner of more than 5% of our common stock, to extend the maturity dates thereof, reduce the seniority and reduce the interest rate accruing thereon. The following notes were restructured as follows:

●	notes issued to Forward Investments, LLC in the aggregate principal amount of $3,650,000 that bear interest at the rate of 10% per annum, had the maturity date extended from June 30, 2015 to July 1, 2016;

●	notes issued to Forward Investments, LLC in the principal amount of $2,825,000 that bear interest at the rate of 2% per annum, had the maturity date extended from June 30, 2015 to July 1, 2016; and

●	notes issued to Forward Investments, LLC in the aggregate principal amount of $2,645,000 were converted from senior notes to junior notes, had the interest rate reduced from 18% to 3% per annum, had the maturity dates extended by approximately three years to January 1, 2018, and were made convertible into shares of our common stock at an initial conversion price of $6.36 per share, subject to further adjustment as set forth therein.

In addition, on March 4, 2015, Forward Investments, LLC agreed to lend to us an amount substantially similar to the accrued interest that we then owed to Forward Investments, LLC on such notes. In consideration for such restructuring and additional payments made by Forward Investments, LLC to us, we issued to Forward Investments, LLC an additional convertible note in the principal amount of $1,730,000 that bears interest at the rate of 3% per annum, has a maturity date of January 1, 2018, and has an initial conversion price of $6.36 per share, subject to further adjustment as set forth therein.

In connection with the transactions effected with Forward Investments LLC on March 4, 2015, we also entered into a put option agreement with Forward Investments, LLC pursuant to which we sold to Forward Investments, LLC, in consideration of a payment to us of $30,000, an option to lend to us up to an additional $8.0 million, in increments of $1.0 million, at any time prior to March 3, 2020. Any such loans will be evidenced by promissory notes that bear interest at the rate of 10% per annum, mature 30 months from the date of issuance, with the option for Forward Investments, LLC to extend the maturity date to any date that is on or prior to the date that is 48 months from the date of issuance, and are convertible into shares of our common stock at an initial conversion price equal to the lower of (i) $6.36 per share until the Convertible Debentures are repaid in full and thereafter $2.35 per share, and (ii) the lowest sale price at which we sell or issue shares of common stock, or securities convertible into or exercisable to purchase shares of common stock, while such note is outstanding, subject in either case to adjustment as set forth therein.

Each of the promissory notes issued to Forward Investments, LLC contains a restriction prohibiting the conversion thereof into our common stock without the approval of the holders of a majority of our outstanding shares of common stock if such conversion will increase the beneficial ownership of Forward Investments, LLC above 19.99% of our outstanding common stock.

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On July 31, 2015, we entered into a letter agreement with Forward Investments, LLC pursuant to which Forward Investments, LLC further restricted its ability to convert $9,120,000 aggregate principal amount of our convertible promissory notes into common stock, except upon (a) the mutual agreement of Forward Investments, LLC and us, (b) at least 61 days prior notice by Forward Investments, LLC to us of the intention of Forward Investments, LLC to convert all or a portion of such promissory notes or (c) the occurrence of a Fundamental Transaction, as defined in such promissory notes.

OTHER MATTERS

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors and executive officers, and persons who own more than ten percent of a registered class of our equity securities, to file reports of ownership of, and transactions in, our securities with the SEC and NASDAQ. Such directors, executive officers, and ten percent stockholders are also required to furnish us with copies of all Section 16(a) forms that they file.

SEC regulations require us to identify in this proxy statement anyone who filed a required report late during the most recent year. Based on a review of the copies of such reports and the written representations of such reporting persons, we believe that all Section 16(a) filing requirements applicable to our executive officers, directors and 10% stockholders were complied with during 2015, with the exception of a Statement of Changes of Beneficial Ownership of Securities on Form 4 for our chairman of the board and chief executive officer, Mark Munro, filed on June 5, 2014; a Statement of Changes of Beneficial Ownership of Securities on Form 4 for our director, Mark F. Durfee, filed on April 22, 2014; a Statement of Changes in Beneficial Ownership of Securities on Form 4 for our director, Neal L. Oristano, filed on April 22, 2014; an Initial Statement of Beneficial Ownership of Securities on Form 3 for our President, Frank Jadevaia, filed on February 10, 2014 and amended on June 2, 2014 and a Statement of Changes in Beneficial Ownership on Form 4 for Mr. Jadevaia, which has not yet been filed; an Initial Statement of Beneficial Ownership of Securities on Form 3 for our chief financial officer, Timothy A. Larkin, which has not yet been filed; and an Initial Statement of Beneficial Ownership of Securities on Form 3 for Douglas R. Shooker, the beneficial owner of more than 10% of our common stock at the time of filing, filed on January 28, 2014.

2015 Annual Report and SEC Filings

Our financial statements for the year ended December 31, 2015 are included in our annual report on Form 10-K for the year ended December 31, 2015, a copy of which has been sent to you with this proxy statement. Our annual report and this proxy statement also are posted on our website at www.InterCloudSys.com and are available from the SEC at its website at www.sec.gov. You may also obtain an additional copy of our annual report without charge by sending a written request to Corporate Secretary, Investor Relations, InterCloud Systems, Inc., 1030 Broad Street, Suite 102, Shrewsbury, New Jersey 07702.

* * *

Our board of directors does not know of any other matters to be presented at the Annual Meeting. If any additional matters are properly presented at the Annual Meeting, the persons named in the enclosed proxy card will have discretion to vote shares they represent in accordance with their own judgment on such matters.

It is important that your shares be represented at the Annual Meeting, regardless of the number of shares that you hold. You are, therefore, urged to vote by telephone or by using the Internet as instructed on the enclosed proxy card or execute and return, at your earliest convenience, the enclosed proxy card in the envelope that has also been provided.

THE BOARD OF DIRECTORS

Shrewsbury, New Jersey
July 21, 2016

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APPENDIX A

FORM OF

CERTIFICATE OF AMENDMENT

TO

CERTIFICATE OF INCORPORATION

OF

INTERCLOUD SYSTEMS, INC.

InterCloud Systems, Inc. (the “Corporation”), a corporation organized and existing under the General Corporation Law of the State of Delaware (the “DGCL”), does hereby certify as follows:

FIRST:        The name of this corporation is InterCloud Systems, Inc.

SECOND:   The date of filing of the Corporation’s original certificate of incorporation with the Secretary of State of the State of Delaware was November 24, 1999 (as i-RealtyAuction.com, Inc.) and which has been amended from time to time (as amended to date, the “Certificate of Incorporation”).

THIRD:       The Board of Directors of the Corporation, acting in accordance with the provisions of Section 242 of the DGCL, adopted resolutions to amend the Certificate of Incorporation as follows:

Article Fourth of the Certificate of Incorporation is hereby amended to provide that:

Effective as of the filing of this Certificate of Amendment with the Secretary of State of the State of Delaware, a one (1) for _______ (__) reverse split of the outstanding Common Stock of the Corporation shall occur pursuant to which (i) every ______ (__) shares of outstanding Common Stock of the Corporation shall be converted into one (1) share of Common Stock (the “Reverse Split”). The Reverse Split shall not affect the number of authorized shares of Common Stock or Preferred Stock of the Corporation or the par value per share of the Common Stock or Preferred Stock, such that immediately after the Reverse Split the total number of shares of all classes of capital stock that the Corporation is authorized to issue will be 550,000,000, of which 500,000,000 shall be Common Stock having a par value per share of $0.0001 and of which 50,000,000 shall be Preferred Stock having a par value per share of $0.0001. No fractional share shall be issued in connection with the foregoing combination; all shares of Common Stock that are held by a stockholder will be aggregated and each stockholder shall be entitled to receive the number of whole shares resulting from the combination of the shares so aggregated. Any fractions resulting from the Reverse Split computation shall be rounded up to the next whole share. Except as set forth above in this paragraph, Article Fourth of the Certificate of Incorporation remains in full force and effect.

FOURTH:   This Certificate of Amendment has been duly adopted and approved by the Board of Directors.

FIFTH:         This Certificate of Amendment has been duly adopted in accordance with sections 245 and 242 of the DGCL.

IN WITNESS WHEREOF, InterCloud Systems, Inc. has caused this Certificate of Amendment to be signed by its Chief Executive Officer on ______ ___, 201_.

INTERCLOUD SYSTEMS, INC.

By:
	Name:	Mark Munro
	Title:	Chief Executive Officer

A-1

![intercloud systems]

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

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VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

CONTROL # → 0000000000000000

NAME	SHARES
THE COMPANY NAME INC. - COMMON	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS A	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS B	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS C	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS D	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS E	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS F	123,456,789,012.12345
THE COMPANY NAME INC. - 401 K	123,456,789,012.12345

PAGE 1 OF 2

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

02 0000000000

The Board of Directors recommends you vote FOR the following:

For All ☐ | Withhold All ☐ | For All Except ☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

Nominees

01 Mark Munro   02 Charles K. Miller

The Board of Directors recommends you vote FOR proposals 2. and 3..

Please indicate if you plan to attend this meeting   Yes ☐   No ☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

Signature [PLEASE SIGN WITHIN BOX]   Date

JOB #

Signature (Joint Owners)   Date

SHARES
CUSIP #
SEQUENCE #

0000296343_1 R1.0.1.25

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Form 10-K is/are available at www.proxyvote.com

INTERCLOUD SYSTEMS, INC.
Annual Meeting of Stockholders
August 29, 2016 10:00 AM
This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Mark Munro and Timothy A. Larkin, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of InterCloud Systems, Inc. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 10:00 AM, Eastern Daylight Time on August 29, 2016, at the Spring Lake Golf Club, located at 901 Warren Avenue, Spring Lake, New Jersey 07762 and any adjournments or postponements thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side

0000296343_2 R1.0.1.25